MIDCAP S&P 400 INDEX FUND

Class	J	Inst.	R-1	R-2	R-3	R-4	R-5	R-6
Ticker Symbol(s)	PMFJX	MPSIX	PMSSX	PMFNX	PMFMX	PMFSX	PMFPX	PMAPX
Principal Funds, Inc. Summary Prospectus May 2, 2017 as amended May 23, 2017.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.principalfunds.com/prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email to prospectus@principalfunds.com.
This Summary prospectus incorporates by reference the Statutory Prospectus dated March 1, 2017, as revised May 2, 2017 and previously supplemented on March 17, 2017, March 24, 2017, March 27, 2017, April 7, 2017, and May 2, 2017, and the Statement of Additional Information dated March 1, 2017, as revised May 2, 2017 and previously supplemented on March 17, 2017, March 24, 2017, and May 2, 2017 (which may be obtained in the same manner as the Prospectus).

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5	R-6
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	None	None	None	None	None	None	None

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Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5	R-6
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees (1)	0.15%	N/A	0.35%	0.30%	0.25%	0.10%	N/A	N/A
Other Expenses (1)(2)	0.19%	0.05%	0.54%	0.46%	0.33%	0.29%	0.27%	176.26%
Total Annual Fund Operating Expenses	0.49%	0.20%	1.04%	0.91%	0.73%	0.54%	0.42%	176.41%
Expense Reimbursement (3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(176.16)%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.49%	0.20%	1.04%	0.91%	0.73%	0.54%	0.42%	0.25%
(1) Expense information in the table has been restated to reflect current fees.
(2) Based on estimated amounts for the current fiscal year (Class R-6).
(3) Principal Global Investors, LLC ("PGI), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.25% for Class R-6 shares. It is expected that the expense limit will continue through the period ending February 28, 2018; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period.

Effective June 23, 2017, delete the preceding Annual Fund Operating Expenses table and footnotes and replace with the following:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5	R-6
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees (1)	0.15%	N/A	0.35%	0.30%	0.25%	0.10%	N/A	N/A
Other Expenses (1)(2)	0.19%	0.05%	0.54%	0.46%	0.33%	0.29%	0.27%	176.26%
Total Annual Fund Operating Expenses	0.49%	0.20%	1.04%	0.91%	0.73%	0.54%	0.42%	176.41%
Expense Reimbursement (3)(4)	N/A	—%	N/A	N/A	N/A	N/A	N/A	(176.24)%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.49%	0.20%	1.04%	0.91%	0.73%	0.54%	0.42%	0.17%
(1) Expense information in the table has been restated to reflect current fees.
(2) Based on estimated amounts for the current fiscal year (Class R-6).
(3) Principal Global Investors, LLC ("PGI), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.02% for Class R-6 shares. It is expected that the expense limit will continue through the period ending June 30, 2018; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period.

(4) Principal Global Investors, LLC ("PGI), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.25% for Institutional Class shares. The expense cap has been added to limit the potential increase in "Other Expenses" that otherwise may occur due to an expected decrease in the number of Institutional Class shareholders of the Fund. It is expected that the expense limit will continue through the period ending June 30, 2018; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period.

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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$150	$157	$274	$616
Institutional Class	20	64	113	255
Class R-1	106	331	574	1,271
Class R-2	93	290	504	1,120
Class R-3	75	233	406	906
Class R-4	55	173	302	677
Class R-5	43	135	235	530
Class R-6	26	781	1,166	1,641
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$50	$157	$274	$616
Effective June 23, 2017, delete the preceding Example section and replace with the following:
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$150	$157	$274	$616
Institutional Class	20	64	113	255
Class R-1	106	331	574	1,271
Class R-2	93	290	504	1,120
Class R-3	75	233	406	906
Class R-4	55	173	302	677
Class R-5	43	135	235	530
Class R-6	17	773	1,159	1,634
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$50	$157	$274	$616

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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.6% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the Standard & Poor's ("S&P") MidCap 400 Index (the "Index") at the time of purchase. The Index is designed to represent U.S. equities with risk/return characteristics of the mid cap universe, which include growth and value stocks. As of December 31, 2016, the market capitalization range of the companies comprising the Index was between approximately $952.0 million and $10.5 billion. Each component stock of the Index is weighted in proportion to its total market value. The Index is rebalanced quarterly.
The Fund employs a passive investment approach designed to attempt to track the performance of the Index. In seeking its objective, the Fund typically employs a replication strategy which involves investing in all the securities that make up the Index, in the same proportions as the Index.
The Fund utilizes derivative strategies and exchange-traded funds ("ETFs"). A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the Fund invests in index futures and equity ETFs on a daily basis to gain exposure to the Index in an effort to minimize tracking error relative to the benchmark.

Note:
“Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold or promoted by S&P Global and S&P Global makes no representation regarding the advisability of investing in the Fund.

Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Futures. Futures contracts involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings as a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies Risk. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

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•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced as a low level and therefore would not be profitable for the fund.

Index Fund Risk. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares.
Investment Company Risk. A fund that invests in another investment company (for example, another fund or an exchanged-traded fund ("ETF")) is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Class J - www.principalfunds.com.

•	For Institutional Class and Classes R-1, R-2, R-3, R-4, R-5, and R-6 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class R-6 shares (November 22, 2016), the performance shown in the table for Class R-6 shares is based on the performance of the Fund’s Class R-3 shares, adjusted to reflect the fees and expenses of Class R-6 shares. Where this adjustment for fees and expenses results in performance for Class R-6 shares that is higher than the historical performance of the Class R-3 shares, the historical performance of the Class R-3 shares is used for Class R-6 shares. These adjustments for Class R-6 shares result in performance for such periods that is no higher than the historical performance of the Fund's Class R-3 shares, which were first sold December 6, 2000.

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Total Returns as of December 31 (Institutional Class shares)

Highest return for a quarter during the period of the bar chart above:	Q3 '09	19.87%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(25.73)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	20.42%	15.06%	8.92%
Institutional Class Return After Taxes on Distributions	18.68%	13.58%	7.80%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	13.01%	11.97%	7.13%
Class J Return Before Taxes	19.02%	14.61%	8.38%
Class R-1 Return Before Taxes	19.43%	14.10%	8.00%
Class R-2 Return Before Taxes	19.53%	14.25%	8.14%
Class R-3 Return Before Taxes	19.79%	14.44%	8.34%
Class R-4 Return Before Taxes	19.97%	14.65%	8.53%
Class R-5 Return Before Taxes	20.12%	14.81%	8.67%
Class R-6 Return Before Taxes	19.85%	14.45%	8.34%
S&P Midcap 400 Index (reflects no deduction for fees, expenses, or taxes)	20.74%	15.33%	9.16%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.
Management
Investment Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Thomas L. Kruchten (since 2011), Research Analyst and Portfolio Manager

•	Jeffrey A. Schwarte (since 2016), Portfolio Manager

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Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
J	Initial Investment	$1,000(1)
J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, R-5, and R-6	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
For retirement plan investors, effective as of the close of the New York Stock Exchange on January 31, 2017, Class R-1 and Class R-2 shares will no longer be available for purchase from new retirement plans except in limited circumstances. See Purchase of Fund Shares for additional information.
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
For Class R-6 shares, the Fund and its related companies do not pay broker-dealers or other financial intermediaries (such as a bank, insurance company, investment adviser, etc.) for the sale of Fund shares or related services.
For the other share classes, if you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

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